Exhibit 4.1

ZQ00001122MSBAC01CUSC0000009903CAPIN002626010329 COMMON STOCK PAR VALUE $0.01 RESTRICTED LEGEND ON REVERSE 103319 SIDE COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX Shares Certificate Number ZQ00001122 Midland States Bancorp, Inc. MIDLAND STATES BANCORP, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS THIS CERTIFIES THAT COMPUTERSHARE SHAREHOLDER SERVICES INC SPECIMEN CERTIFCATE is the owner of **ONE** CUSIP 597742 10 5 SEE REVERSE FOR CERTAIN DEFINITIONS SHARES OF THE $0.0 PAR VALUE COMMON STOCK OF MIDLAND STATES BANCORP, INC. hereinafter called the "corporation," transferable only on the books of the corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed. The amount of the Common Stock of the corporation is set forth on the books of the corporation, and the par value of the shares of Common Stock of the corporation is set forth in the Articles of Incorporation of the corporation, as amended or to be amended hereafter, which Articles of Incorporation and any and all amendments thereof are on file at the office of the corporation and are hereby expressly incorporated herein by reference and to all of which the holder hereby agrees and assents. IN WITNESS WHEREOF, the corporation has caused this certificate to be signed by its duly authorized officers and its seal to be hereunder affixed. President DATE 30-SEP-2015 COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR. By AUTHORIZED SIGNATURE Assistant Secretary SECURITY INSTRUCTIONS ON REVERSE Midland States Bancorp, Inc. PO BOX 43004, Providence, RL 02940-3004 CUSIP 597742105 Holder ID C0000009903 Insurance Value $0.00 Number of Shares 1 Certificate Numbers Num/No. Denom. Total ZQ00001122 1 1 1 Total Transaction 1 MSBA DOUGLAS TUCKER SVP C/O MIDLAND STATES BANK 1201 NETWORK CENTRE DR EFFINGHAM IL 62401

MIDLAND STATES BANCORP, INC. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) UNIF TRF MIN ACT - Custodian (until age) (Cust) (Minor) under Uniform Transfers to Minors Act (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Shares to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Attorney Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15. The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state. SECURITY INSTRUCTIONS THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.